                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 31, 2004


                                 CRDENTIA CORP.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                           76-0585701
            --------                                           ----------
(State or Other Jurisdiction of                             (I.R.S. Employer
         Incorporation)                                   Identification Number)

                                    000-31152
                                    ---------
                                   (Commission
                                  File Number)
                         14114 DALLAS PARKWAY, SUITE 600
                               DALLAS, TEXAS 75254
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 850-0780
                                 --------------
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         In connection with the closing of the merger transaction referenced below in ITEM 2.01, COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS, on August 31, 2004, we executed an Executive Employment Agreement with William C. Crocker. Under the terms of the agreement, Mr. Crocker will be employed by Crdentia Corp. in the position of Senior Vice President and receive a base salary of $115,000 per year, subject to an annual increase of no less than ten percent. Mr. Crocker will also be entitled to receive benefits made available to other similar executives in accordance with benefit plans established by us from time to time. The agreement provides that we may terminate Mr. Crocker's employment at any time for "cause" (as defined in the agreement) or at any time and for any reason after the third anniversary of the agreement.

         The description of the Executive Employment Agreement set forth above and elsewhere in this report is qualified in its entirety by reference to the Executive Employment Agreement filed as Exhibit 10.1 to this current report.

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On August 31, 2004, we, Crdentia Corp., CRDE Corp., a wholly-owned subsidiary of Crdentia Corp., AHHC Acquisition Corporation, a wholly-owned subsidiary of CRDE Corp., Arizona Home Health Care/Private Duty, Inc. ("AHHC"), and the shareholders of AHHC completed the merger of AHHC Acquisition Corporation with and into AHHC pursuant to the terms of the Agreement and Plan of Reorganization dated August 26, 2004.

         In connection with the merger, all outstanding shares of capital stock of AHHC were converted into the right to receive a ratable portion of the merger consideration. The aggregate merger consideration consisted of (i) $3,900,000 in cash, which amount was paid equally between the shareholders of AHHC at closing, and (ii) the gross amount of the accounts receivable of AHHC outstanding as of the closing date, and any cash collections realized by us with respect to such accounts receivable will be paid to the shareholders of AHHC following the closing. We funded the cash portion of the merger consideration pursuant to a Loan and Security Agreement with Bridge Opportunity Finance, LLC ("Bridge") entered into on August 31, 2004. The consideration for and the other terms and conditions of the merger were determined by arms-length negotiations between us and AHHC.

         In addition to the merger consideration, as described in further detail in our report on Form 8-K on September 1, 2004 under ITEM 3.02, UNREGISTERED SALES OF EQUITY SECURITIES, we agreed to issue an additional number of shares of our common stock to one of the shareholders of AHHC, William C. Crocker, as an earnout payment.

         The description of the transaction set forth above and elsewhere in this report is qualified in its entirety by reference to the merger agreement filed as Exhibit 2.1 to the report on Form 8-K filed on September 1, 2004.

         On September 1, 2004 and September 7, 2004 we issued press releases regarding the signing of the merger agreement and the closing of the merger which are attached as Exhibits 99.1 and 99.2 to this current report, respectively.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         The financial statements of Arizona Home Health Care/Private Duty, Inc. required to be filed pursuant to Item 9.01(a) of Form 8-K will be filed on a report on Form 8-K/A as soon as practicable, but in no event later than 71 calendar days from the date this initial report on Form 8-K report was required to be filed.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         The pro forma financial information required to be filed pursuant to
Item 9.01(b) of Form 8-K will be filed on a report on Form 8-K/A as soon as practicable, but in no event later than 71 calendar days from the date this initial report on Form 8-K report was required to be filed.

         (c)      EXHIBITS.

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------------------------------------------------

         2.1(1) Agreement and Plan of Reorganization, dated as of August 26, 2004, by and among Crdentia Corp., CRDE Corp., AHHC Acquisition Corporation, Arizona Home Health Care/Private Duty, Inc. and the shareholders of AHHC (the "Merger Agreement"). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

         10.1 Executive Employment Agreement, dated as of August 31, 2004 by and between Crdentia Corp. and William C. Crocker.

         99.1              Press release of Crdentia Corp, dated September 1,
                           2004.

         99.2              Press release of Crdentia Corp, dated September 7,
                           2004.

         -------------

         (1) Previously filed as Exhibit 2.1 to the report on Form 8-K filed with the Securities and Exchange Commission on September 1, 2004 and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CRDENTIA CORP.


September 7, 2004                            By: /s/ James D. Durham
                                                 -------------------------------
                                                 James D. Durham
                                                 Chief Executive Officer

                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
-----------       --------------------------------------------------------------
2.1(1)            Agreement and Plan of Reorganization, dated as of August 26,
                  2004, by and among Crdentia Corp., CRDE Corp., AHHC
                  Acquisition Corporation, Arizona Home Health Care/Private
                  Duty, Inc. and the shareholders of AHHC (the "Merger
                  Agreement"). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item
                  601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

10.1 Executive Employment Agreement, dated as of August 31, 2004 by and between Crdentia Corp. and William C. Crocker.

99.1              Press release of Crdentia Corp, dated September 1, 2004.

99.2              Press release of Crdentia Corp, dated September 7, 2004.

(1) Previously filed as Exhibit 2.1 to the report on Form 8-K filed with the Securities and Exchange Commission on September 1, 2004 and incorporated herein by reference.